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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            _______________________

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 31, 2000


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        Commission file number 0-11303


        California                                        95-3737816
(State or other jurisdiction                           (I.R.S. Employer
     of incorporation )                               Identification No.)


            11011 Via Frontera
          San Diego, California                             92127
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (858) 451-3771






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

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On December 31, 2000 we agreed to sell 84% of the outstanding common stock of W3COMMERCE inc. ("W3"), our wholly-owned Internet marketing services subsidiary, back to the ten original owners of W3; the transaction was completed on January 1, 2001. In conjunction with the disposition, our $2,813,000 convertible note payable, issued to the original owners in conjunction with our January 12, 2000 acquisition of W3, was converted into 1,000,000 unregistered shares of our common stock at a conversion rate of $2.8125 per share. 750,000 of those unregistered shares totalling $328,000 (valued at $0.4375 per share) were transferred to us as consideration for our 84% of W3. In addition, we contributed $1,917,000 to the capital of W3, representing all of our outstanding cash advances to W3 as of December 31, 2000, net of the cash on hand held by W3 as of December 31, 2000, and the original owners of W3 cancelled the contingencies that would have entitled them to receive up to an additional 800,000 shares of our common stock if certain per share stock price targets for our common stock were reached prior to January 12, 2003.

The original owners of W3, who were also involved in the present transaction, include Colin Lucas-Mudd (who had been a director of Synbiotics Corporation) and his wife.


Item 5.  Other Events
         ------------

In conjunction with the disposition of our investment in W3, Colin Lucas-Mudd, President and Chief Executive Officer of W3, resigned from our board of directors.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a)      Financial statements of businesses acquired
                 -------------------------------------------

                 Not applicable.

         b)      Pro forma financial information
                 -------------------------------

                 The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000 give effect to the disposition of our investment in W3 as of September 30, 2000 for the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2000 for the unaudited pro forma condensed consolidated statement of operations. The unaudited pro forma condensed consolidated financial statements are based on our historical consolidated financial statements, giving effect to the disposition and the assumptions and adjustments as discussed in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                 These unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our unaudited condensed consolidated balance sheet as of September 30, 2000 and the related unaudited condensed consolidated statement of operations for the nine months ended September 30, 2000. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto, and the narrative sections included elsewhere in this Form 8-K. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what actual results of operations would have been for the period had the transaction occurred on the dates indicated and do not purport to indicate future financial position nor the results of future operations.

Synbiotics Corporation
Pro Forma Condensed Consolidated Balance Sheet (unaudited)
----------------------------------------------------------

                                                               September 30,      Pro Forma
                                                                   2000          Adjustments           Pro Forma
                                                             --------------     --------------        -------------
Assets:
Current assets:
    Cash and equivalents                                     $   1,715,000                            $  1,715,000
    Securities available for sale                                  617,000                                 617,000
    Accounts receivable                                          3,845,000      $     (89,000)(1)        3,756,000
    Inventories                                                  6,766,000                               6,766,000
    Deferred tax assets                                            454,000            (15,000)(1)          439,000
    Other current assets                                         1,151,000            (16,000)(1)        1,135,000
                                                             -------------                           -------------

    Total current assets                                        14,548,000                              14,428,000

Property and equipment, net                                      2,839,000           (208,000)(1)        2,631,000
Goodwill                                                        17,988,000         (2,839,000)(1)       15,149,000
Deferred tax assets                                              8,417,000           (280,000)(1)        8,137,000
Deferred debt issuance costs                                        39,000                                  39,000
Other assets                                                     3,647,000           (365,000)(1)        3,282,000
                                                             -------------                           -------------

                                                             $  47,478,000                            $ 43,666,000
                                                             =============                           =============

Liabilities and Shareholders' Equity:
Current liabilities:
    Accounts payable and accrued expenses                    $   6,320,000            (64,000)(1)        6,256,000
    Current portion of long-term debt                            1,200,000                               1,200,000
    Deferred revenue                                               263,000            (21,000)(1)          242,000
    Other current liabilities                                    1,000,000                               1,000,000
                                                             -------------                           -------------

    Total current liabilities                                    8,783,000                               8,698,000
                                                             -------------                           -------------

Long-term debt                                                  10,743,000         (2,943,000)(2)        7,800,000
Deferred revenue                                                   787,000                                 787,000
Other liabilities                                                1,635,000                               1,635,000
                                                             -------------                           -------------

                                                                13,165,000                              10,222,000
                                                             -------------                           -------------

Mandatorily redeemable common stock                              2,510,000                               2,510,000
                                                             -------------                           -------------

Non-mandatorily redeemable common stock and other shareholders' equity:

    Common stock                                                40,065,000          2,484,000 (2)       42,549,000
    Common stock warrants                                        1,003,000                               1,003,000
    Accumulated other comprehensive loss                        (1,466,000)            (6,000)(1)       (1,472,000)
    Accumulated deficit                                        (16,582,000)        (3,262,000)(1)(2)   (19,844,000)
                                                             -------------                           -------------

    Total non-mandatorily redeemable common stock and
       other shareholders' equity                               23,020,000                              22,236,000
                                                            --------------                           -------------

                                                             $  47,478,000                            $ 43,666,000
                                                            ==============                           =============

See accompanying notes to pro forma condensed consolidated financial statements.

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Synbiotics Corporation
Pro Forma Condensed Consolidated Statement of Operations (unaudited)
--------------------------------------------------------------------

                                                                     Nine Months
                                                                        Ended
                                                                    September 30,         Pro Forma
                                                                         2000            Adjustments             Pro Forma
                                                                    --------------      -------------         --------------
Revenues:
   Net sales                                                        $   25,356,000                            $   25,356,000
   Internet revenues                                                       134,000      $    (134,000)(1)
   License fees                                                            182,000                                   182,000
   Royalties                                                                 6,000                                     6,000
                                                                    --------------                            --------------

                                                                        25,678,000                                25,544,000
                                                                    --------------                            --------------

Operating expenses:
   Cost of sales                                                        12,439,000                                12,439,000
   Research and development                                              1,618,000                                 1,618,000
   Selling and marketing                                                 7,950,000         (1,119,000)(1)          6,831,000
   General and administrative                                            5,133,000                                 5,133,000
                                                                    --------------                            --------------

                                                                        27,140,000                                26,021,000
                                                                    --------------                            --------------

Loss from operations                                                    (1,462,000)                                 (477,000)

Other income (expense):
   Interest, net                                                          (913,000)           130,000 (1)           (783,000)
   Equity in losses of W3                                                                    (110,000)(3)           (110,000)
                                                                    --------------                            --------------

Loss before income taxes                                                (2,375,000)                               (1,370,000)

(Benefit from) provision for income taxes                                   58,000            243,000 (1)            257,000
                                                                                              (44,000)(3)

                                                                    --------------                            --------------

Loss before extraordinary item                                      $   (2,433,000)                           $   (1,627,000)
                                                                    ==============                            ==============

Basic and diluted loss before extraordinary item per share          $        (0.27)                           $        (0.18)
                                                                    ==============                            ==============

See accompanying notes to pro forma condensed consolidated financial statements.

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Synbiotics Corporation
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)
--------------------------------------------------------------------------------

Pro Forma Adjustments:

Pro forma adjustments have been made to the historical amounts in the unaudited pro forma condensed consolidated financial statements as follows:

(1) Adjustment to eliminate the assets, liabilities, revenues and expenses of W3COMMERCE inc. ("W3") which were included in the condensed consolidated financial statements of Synbiotics Corporation ("the Company") as of and for the nine months ended September 30, 2000.

(2) Adjustment to record the conversion of the $2,813,000 convertible note payable, which had been issued to the original owners of W3 in conjunction with the Company's January 12, 2000 acquisition of W3, into 1,000,000 unregistered shares of the Company's common stock at a conversion rate of $2.8125 per share. 750,000 of these unregistered shares totalling $328,000 (valued at $0.4375 per share) were then transferred to the Company as consideration for 84% of W3. In addition, $130,000 of accrued interest was subsumed.

(3) Adjustment to record the equity in losses of W3 and the associated additional benefit from income taxes.

     c)  Exhibits
         --------

         2.10 Stock Purchase Agreement Among the Registrant, W3COMMERCE inc., and Colin Lucas-Mudd, Donna Lucas-Mudd, Edward Burnel-Cohen, Regan Carey, Mark Brunel-Cohen, Tim Mudd, Steven Usrey, Drew Keene and Kimberley Lind, dated as of December 31, 2000.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SYNBIOTICS CORPORATION


Date: January 15, 2001      /s/ Michael K. Green
                            ------------------------------
                            Michael K. Green
                            Senior Vice President - Finance and Chief
                            Financial Officer

                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.


                                   EXHIBITS

                                      TO

                                   FORM 8-K

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                            SYNBIOTICS CORPORATION

                                 EXHIBIT INDEX

Exhibit No.  Exhibit
-----------  -------

2.10 Stock Purchase Agreement Among the Registrant, W3COMMERCE inc., and Colin Lucas-Mudd, Donna Lucas-Mudd, Edward Brunel-Cohen, Regan Carey, Rigdon Currie, Mark Brunel-Cohen, Tim Mudd, Steven Usrey, Drew Keene and Kimberley Lind, dated as of December 31, 2000.